Income Tax Provision	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAX PROVISION
S.	income tax Provision:

The Company computes its provision for income taxes by applying the estimated annual effective tax rate to pretax income and adjust the provision for discrete tax items recorded in the period.

The provision for income taxes for 2021 and 2020 consisted of the following:

	2021	2020
Federal:
Current	$-	$303,936
Deferred	(76,300)	-
Total	(76,300)	303,936

State:
Current	5,500	118,300
Deferred	(36,700)	-
Total	(31,200)	118,300
Provision for income taxes	$(107,500)	$422,236

The Company has an income tax NOL carryforward related to continued operations as of December 31, 2021 and 2020 of approximately $113,000 and zero, respectively. As of December 31, 2021 and 2020, the carryforward is recorded as a deferred tax asset of $113,000 and zero, respectively. Such deferred tax assets can be carried forward indefinitely.